UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

SBC Medical Group Holdings Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41462	88-1192288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Dr., STE 300
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 593-0250

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SBCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 27, 2026, SBC Medical Group Holdings Incorporated (the “Company”), issued a press release announcing its fourth quarter and full year 2025 financial results. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 7.01 Regulation FD Disclosure.

Additionally, on March 27, 2026, the Company posted an investor presentation to its website, entitled “Group Business,” which provides an overview of its business (https://sbc-holdings.com/en/ir/ir-presentation). From time to time, the Company uses its website (https://sbc-holdings.com/en) to distribute company information and makes available free of charge a variety of information for investors, including its filings with the Securities and Exchange Commission (“SEC”), as soon as reasonably practicable after electronically filing that material with, or furnishing it, to the SEC. The information that the Company posts on its website may be deemed material. Accordingly, investors should monitor the Company’s website, in addition to following its press releases, filings with the SEC, and public conference calls and webcasts. Investors may opt in to automatically receive email alerts and other information about the Company when enrolling their email address by visiting the “Email Alerts” section under the “Resources” tab on its website. The Company does not incorporate the information contained on, or accessible through, its website or related social media channels into this Current Report on Form 8-K.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 8.01 Other Events.

On March 27, 2026, in connection with the Company’s announcements described in this Current Report on Form 8-K, the Company announced certain updates to its business strategy and capital policy, as summarized in Exhibit 99.2 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 27, 2026, entitled “SBC Medical Group Holdings Announces Fourth Quarter and Full Year 2025 Financial Results”
99.2	Investor Presentation, dated March 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC Medical Group Holdings Incorporated

Date:	March 27, 2026	By:	/s/ Yuya Yoshida
		Name:	Yuya Yoshida
		Title:	Chief Financial Officer and Chief Operating Officer